                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                Date of Report
                      (Date of earliest event reported):

                               November 13, 2000


                           MICROTOUCH SYSTEMS, INC.
                           ------------------------
              (Exact Name of Registrant as Specified in Charter)

       Massachusetts                       0-20215                               04-2802971
       -------------                       -------                               ----------

(State or Other Jurisdiction       (Commission File Number)         (I.R.S. Employer Identification No.)
of Incorporation)

                         300 Griffin Brook Park Drive
                         Methuen, Massachusetts 01844
             (Address of principal executive office and zip code)


              Registrant's telephone number, including area code:
                                (978) 659-9000
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ITEM 5. OTHER EVENTS.

     On November 13, 2000, the Registrant and Minnesota Mining and Manufacturing Company ("3M") publicly disseminated a press release announcing that they had entered into an Agreement and Plan of Merger, dated as of November 13, 2000 (the "Merger Agreement"), which sets forth the terms and conditions of a proposed cash tender offer by a wholly owned subsidiary of 3M (the "Purchaser") for all of the issued and outstanding shares of the common stock, $.01 par value per share, of the Registrant, at a price per share of $21.00, net to the seller in cash without interest. Under the terms and subject to the conditions set forth in the Merger Agreement, the tender offer will be followed by a merger of the Purchaser with the Registrant, pursuant to which the Registrant will become a wholly owned subsidiary of 3M.

     In addition, on November 13, 2000, the Registrant and 3M entered into a Stock Option Agreement, under which the Registrant granted 3M an option to acquire up to 1,291,873 newly-issued shares of the Registrant's common stock, but in no event more than 19.9% of the Registrant's issued and outstanding shares of common stock, exercisable upon the conditions specified in the Stock Option Agreement.

     Copies of the Merger Agreement, the Stock Option Agreement and the joint press release are included herein as Exhibits 2.1, 2.2 and 99.1, respectively. The Merger Agreement, the Stock Option Agreement and the joint press release are each incorporated by reference into this Item 5 and the foregoing descriptions of these documents are qualified in their entirety by reference to these exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)  Exhibits.


         2.1 Agreement and Plan of Merger by and among Minnesota Mining and Manufacturing Company, Equinox Acquisition, Inc., and MicroTouch Systems, Inc., dated as of November 13, 2000.

         2.2 Stock Option Agreement by and between Minnesota Mining and Manufacturing Company and MicroTouch Systems, Inc., dated as of November 13, 2000.

         99.1 Joint Press Release, dated November 13, 2000, announcing the tender offer.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MICROTOUCH SYSTEMS, INC.

                                   By: /s/ D. Westervelt Davis
                                       ______________________________
                                   D. Westervelt Davis
                                   Its: President and Chief Executive Officer




Date: November 17, 2000
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                                 EXHIBIT INDEX

Exhibit
Number       Description
------       -----------

2.1 Agreement and Plan of Merger by and among Minnesota Mining and Manufacturing Company, Equinox Acquisition, Inc., and MicroTouch Systems, Inc., dated as of November 13, 2000.

2.2 Stock Option Agreement by and between Minnesota Mining and Manufacturing Company and MicroTouch Systems, Inc., dated as of November 13, 2000.

99.1 Joint Press Release, dated November 13, 2000, announcing the tender offer.